EXHIBIT 10.33

                              BIGSTRING CORPORATION

                          SECURITIES PURCHASE AGREEMENT

         This SECURITIES PURCHASE AGREEMENT (this "Agreement") is dated as of May 19, 2006 and is by and among BIGSTRING CORPORATION, a Delaware corporation, with its principal office at 3 Harding Road, Suite F, Red Bank, New Jersey 07701 (the "Company"), and each investor listed on Schedule 1 hereto (each such
                                                  -----------
investor individually, a "Purchaser" and, collectively, the "Purchasers").

         WHEREAS, the Company desires to issue and sell to the Purchasers, and the Purchasers desire to purchase from the Company, in aggregate 400,000 authorized but unissued shares of the Company's Series A Preferred Stock, par value $0.0001 per share (the "Series A Preferred Stock") and 1,000,000 Warrants (as defined below), at an aggregate purchase price of $2,000,000, all upon the terms and subject to the conditions set forth in this Agreement; and

         WHEREAS, simultaneously with entering into this Agreement, the Company and the Purchasers are entering into that certain Registration Rights Agreement, dated as of the date hereof, in the form attached hereto as Exhibit B (the
                                                                  ---------
"Registration Rights Agreement"), pursuant to which the Company shall register for resale the Conversion Shares (as defined below) and the Warrant Shares (as defined below) on the terms set forth therein;

         NOW   THEREFORE,   in   consideration   of   the   mutual   agreements,
representations, warranties and covenants herein contained, the parties hereto agree as follows:

         1.  Definitions.  As used in this Agreement,  the following terms shall
             -----------
have the following respective meanings:

            "Affiliate" of any Person means any other Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person, as such terms are used and construed under Rule 144 (as defined below), and with respect to Tudor, in addition to the foregoing, the term "Affiliate" shall also include the Related Entities.

            "Board" means the Board of Directors of the Company.

            "Business Day" means any day except Saturday, Sunday and any day which is a federal legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

            "Certificate of Designations" means the Certificate of Designations of the Series A Preferred Stock filed on or before the Closing (as defined below) by the Company with the Secretary of State of the State of Delaware, establishing the rights, preferences and privileges of the Series A Preferred Stock, in the form attached hereto as Exhibit A.
                                      ---------

            "Closing" has the meaning set forth in Section 2.4.
                                                   -----------

            "Common Stock" means the Company's common stock, par value $0.0001 per share.

            "Conversion Shares" means the Common Stock issuable upon conversion of the Shares (as defined below) pursuant to the terms of the Certificate of Designations.

            "Effective Date" means the earlier of (i) the date that is one hundred twenty (120) days after the Closing Date (as defined in Section 2.4) or
(ii) the date that the registration statement required to be filed by the Company under the Securities Act pursuant to the terms of the Registration Rights Agreement becomes effective.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended, and all of the rules and regulations promulgated thereunder.

            "Exercise Price" means $1.25 per Share, subject to adjustment under the terms of the Warrants.

            "Fully Diluted Common Stock" means the outstanding Common Stock and the shares of Common Stock issued or issuable upon conversion of the Shares and exercise of the Warrants (assuming full conversion and exercise).

            "Majority Purchasers" has the meaning set forth in Section 8.9.

            "Material Adverse Effect" means any event, occurrence or development that has had, or that could reasonably be expected to have, individually or in the aggregate with other events, occurrences or developments, a material adverse effect on the assets, liabilities (contingent or otherwise), business, affairs, operations, prospects or condition (financial or otherwise) of the Company.

            "Person" (whether or not capitalized) means an individual, entity, partnership, limited liability company, corporation, association, trust, joint venture, unincorporated organization, and any government, governmental department or agency or political subdivision thereof.

            "Qualified Public Offering" means a bona fide public offering, pursuant to an effective registration statement under the Securities Act covering the offer and sale of Common Stock for the account of the Company, by a reputable investment bank on a firm-commitment underwriting basis, in which the gross cash proceeds to the Company (before underwriting discounts, commissions and fees) are in excess of $30,000,000, and following which offering the Common Stock is listed on a national securities exchange or admitted to quotation on the NASDAQ National Market or Capital Market.

            "Related Entities" includes, with respect to Tudor, any entities for which any of the Tudor Entities or its Affiliates serve as a general partner and/or investment advisor or in a similar capacity, and all mutual funds or other pooled investment vehicles or entities under the control or management of any of the Tudor Entities or its Affiliates. For purposes of this Agreement, (a) "Tudor Entities" means each of the following: Tudor Investment Corporation,

Tudor Group Holdings LLC, their respective Affiliates, and any Affiliate or Affiliated Group of Tudor Investment Corporation and/or Tudor Group Holdings LLC, and (b) with respect to the Tudor Entities, "Affiliated Group" has the meaning given to it in Section 1504 of the Internal Revenue Code of 1986, as amended, and in addition includes any analogous combined, consolidated, or unitary group, as defined under any applicable state, local or foreign income tax law.

            "Rule 144" means Rule 144 promulgated under the Securities Act and any successor or substitute rule, law or provision.

            "SEC" means the Securities and Exchange Commission.

            "Securities Act" means the Securities Act of 1933, as amended, and all of the rules and regulations promulgated thereunder.

            "Shares" means the shares of Series A Preferred Stock issued and sold by the Company to the Purchasers hereunder.

            "Share Price" means $5.00 per Share.

            "Subsidiaries"  means  the  subsidiaries  of the  Company  listed on
Schedule 2-3.17 to the Disclosure Schedule.

            "Transaction Documents" means, collectively, the Registration Rights Agreement, the Certificate of Designations and the Warrants.

            "Tudor" means, collectively, Witches Rock Portfolio Ltd., The Tudor BVI Global Portfolio Ltd. and Tudor Proprietary Trading, L.L.C.

            "Warrants" means the warrants to purchase Common Stock, dated as of the date hereof, issued by the Company to the Purchasers pursuant hereto, in substantially the form attached hereto as Exhibit C.
                                          ---------

            "Warrant Shares" means the shares of Common Stock issued or issuable upon the exercise of the Warrants.

         2. Purchase and Sale of Shares and Warrants.
            ----------------------------------------

            2.1 Filing of Certificate of  Designations.  The Company shall adopt
                --------------------------------------
and file with the Secretary of State of the State of Delaware on or before the Closing the Certificate of Designations.

            2.2 Purchase  and Sale of Shares.  Subject to and upon the terms and
                ----------------------------
conditions set forth in this Agreement, the Company agrees to issue and sell to each Purchaser, and each Purchaser hereby agrees, severally and not jointly, to purchase from the Company, at the Closing, the number of Shares set forth opposite such Purchaser's name on Schedule 1 hereto, at
                                  ----------
the Share Price.

            2.3  Issuance  of  Warrants.  Subject  to and  upon  the  terms  and
                 ----------------------
conditions set forth in this Agreement, the Company agrees to issue to each Purchaser at the Closing, for no further cash consideration, a Warrant to purchase the number of Warrant Shares set forth opposite such Purchaser's name on Schedule 1 hereto at an exercise price equal to the Exercise Price.
   ----------

            2.4 Closing.  The closing of the purchase and sale of the Shares and
                -------
Warrants (the "Closing") shall take place at 10:00 am (Eastern Time) at the offices of Boies, Schiller & Flexner LLP, 333 Main Street, Armonk NY 10504, on the date hereof, or on such other date and at such time as may be agreed upon between the Purchasers, on the one hand, and the Company, on the other hand (the "Closing Date"). At the Closing, the Company shall deliver to each Purchaser (i) a single stock certificate (or more, if reasonably requested by the Purchaser), registered in the name of such Purchaser, representing the number of Shares purchased by such Purchaser and (ii) a Warrant in the name of such Purchaser for the number of Warrant Shares as described in Section 2.3 hereof, against payment
                                             -----------
by or on behalf of such Purchaser of the aggregate purchase price, as set forth opposite such Purchaser's name on Schedule 1 hereto, by wire transfer of
                                      -----------
immediately available funds to such account as the Company shall designate in writing.

         3.  Representations  and Warranties of the Company.  The Company hereby
             ----------------------------------------------
represents and warrants to each Purchaser, as of the date hereof and except as set forth on the disclosure schedule attached hereto as Schedule 2 (the
                                                                -----------
"Disclosure Schedule"), as follows:

            3.1  Incorporation.  Each of the Company and the  Subsidiaries  is a
                 -------------
corporation or other entity duly organized, validly existing and in good standing under the laws of the State of Delaware (or such other applicable jurisdiction of incorporation or formation as is indicated on Schedule 2-3.17 to
                                                              ---------------
the Disclosure Schedule), and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or the character of the property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not result in a Material Adverse Effect. Each of the Company and the Subsidiaries has all requisite corporate power and authority to carry on its business as now conducted and to carry out the transactions contemplated hereby. Neither the Company nor any of the Subsidiaries is in violation of any of the provisions of its Certificate of Incorporation (or other charter document) or By-laws.

            3.2  Capitalization.  The  authorized  capital  stock of the Company
                 --------------
consists of:

               (a) Common Stock.  249,000,000  shares of Common Stock,  of which
                   ------------
54,770,125 shares are duly issued and outstanding as of the Closing Date.


               (b) Preferred  Stock.  1,000,000  shares of preferred  stock, par
                   ----------------
value $0.0001 per share (the "Preferred Stock"), of which 400,000 shares have been designated as Series A Preferred Stock to be issued pursuant to this Agreement, and of which no other shares are outstanding as of the Closing Date. The rights, preferences and privileges of the Series A

Preferred Stock are as stated in the Certificate of Designations.

               (c) All shares of the Company's issued and outstanding capital stock have been duly authorized, are validly issued and outstanding, and are fully paid and nonassessable.

               (d)  Except  for (i) the  conversion  privileges  of the Series A
Preferred Stock to be issued under this Agreement, (ii) the Warrants and (iii) as set forth in Schedule 2-3.2(d) to the Disclosure Schedule, there are no
                 -----------------
existing options, warrants, calls, preemptive (or similar) rights, subscriptions or other rights, agreements, arrangements or commitments of any character obligating the Company to issue, transfer or sell, or cause to be issued, transferred or sold, any shares of the capital stock of the Company or other equity interests in the Company or any securities convertible into or exchangeable for such shares of capital stock or other equity interests, including the Shares, the Warrants and the Warrant Shares, and there are no outstanding contractual obligations of the Company to repurchase, redeem or otherwise acquire any shares of its capital stock or other equity interests. The issue and sale of the Shares, the Warrants and the Warrant Shares will not obligate the Company to issue or sell, pursuant to any pre-emptive right or otherwise, shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities.

            3.3  Registration  Rights.  Except as set forth on Schedule 2-3.3 to
                 --------------------                          --------------
the Disclosure Schedule, the Company has not granted or agreed to grant to any Person any right (including shelf, "piggy-back" and demand registration rights) to have any capital stock or other securities of the Company registered with the SEC or any other government authority.

            3.4 Authorization.  All corporate action on the part of the Company,
                -------------
its officers and directors necessary for the authorization, execution, delivery and performance of this Agreement and the Transaction Documents and the consummation of the transactions contemplated herein and therein has been taken. When executed and delivered by the Company, each of this Agreement and the Transaction Documents shall constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such may be limited by bankruptcy, insolvency, reorganization or other laws affecting creditors' rights generally and by general equitable principles. The Company has all requisite corporate power and authority to enter into this Agreement and the Transaction Documents and to carry out and perform its obligations under their respective terms.

            3.5 Valid Issuance of the Shares. The Shares, the Conversion Shares,
                ----------------------------
the Warrants and the Warrant Shares have been duly authorized, and the Shares, the Conversion Shares and the Warrant Shares, upon issuance pursuant to the terms hereof, of the Series A Preferred Stock and of the Warrants, respectively, will be validly issued, fully paid and nonassessable and not subject to any encumbrances, preemptive rights or any other similar contractual rights of the stockholders of the Company or any other Person (other than the Purchasers). The Company has reserved from its duly authorized capital stock the number of shares of Common Stock issuable upon conversion in full of the Shares and the number of shares of Common Stock issuable upon the exercise in full of the Warrants.

            3.6 SEC Documents.  The Company has furnished to the Purchasers true
                -------------
and complete copies of the Company's Annual Report on Form 10-KSB for the year ended December 31, 2005 (the "2005 10-KSB"). As of its filing date, the 2005 10-KSB complied in all material respects with the requirements of the Exchange Act, and the 2005 10-KSB did not contain any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the 2005 10-KSB comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto in effect at the time of filing. All material agreements to which the Company is a party or to which the property or assets of the Company are subject are included as part of or specifically identified in the 2005 10-KSB to the extent required by the rules and regulations of the SEC as in effect at the time of filing. The Company has prepared and filed, on a timely basis, with the SEC all filings and reports required by the Securities Act and the Exchange Act.

            3.7 Financial  Statements.  Except as set forth on Schedule 2-3.7 to
                ---------------------                          --------------
the Disclosure Schedule, the financial statements and supporting schedules included in the 2005 10-KSB and in any of the Company's registration statements filed with the SEC or other of the Company's reports filed with the SEC pursuant to Section 13 of the Exchange Act (collectively, the "Financial Statements"), are complete and correct in all material respects and present fairly the consolidated financial position of the Company and its Subsidiaries as of the dates specified and the consolidated results of their operations and cash flows for the periods specified, in each case, in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved, except as indicated therein or in the notes thereto.

            3.8  Consents.  Except for (a) the filing and  effectiveness  of any
                 --------
registration statement required to be filed by the Company under the Securities Act pursuant to the terms of the Registration Rights Agreement and (b) a Form D filing and any required state "blue sky" law filings in connection with the transactions contemplated hereunder or under the Transaction Documents, all consents, approvals, orders and authorizations required on the part of the Company in connection with the execution or delivery of, or the performance of the obligations under, this Agreement and the Transaction Documents, and the consummation of the transactions contemplated herein and therein, have been obtained and will be effective as of the date hereof. The execution and delivery by the Company of this Agreement and the Transaction Documents, the consummation of the transactions contemplated herein and therein, and the issuance of the Shares, the Conversion Shares, the Warrants and the Warrant Shares, do not require the consent or approval of the stockholders of, or any lender to, the Company.

            3.9 No Conflict; Compliance With Laws.
                ---------------------------------

               (a) The execution, delivery and performance by the Company of this Agreement and the Transaction Documents, and the consummation of the transactions contemplated hereby and thereby, including the issuance of the Shares, the Conversion Shares, the Warrants and the Warrant Shares, do not and will not (i) conflict with or violate any provision of the Certificate of Incorporation (or other charter documents) or By-laws of the Company or any of the Subsidiaries, (ii) breach, conflict with or result in any violation of or default (or an event that with notice or lapse of time or both would become a default) under, or give rise to a right of termination, amendment, acceleration or cancellation (with or without notice or lapse of time, or both) of any obligation, contract, commitment, lease, agreement, mortgage, note, bond, indenture or other instrument or obligation to which the Company or any of the Subsidiaries is a party or by which they or any of their properties or assets are bound, except such as does not constitute a Material Adverse Effect, or (iii) result in a violation of any statute, law, rule, regulation, order, ordinance or restriction applicable to the Company, the Subsidiaries or any of their properties or assets, or any judgment, writ, injunction or decree of any court, judicial or quasi-judicial tribunal applicable to the Company, the Subsidiaries or any of their properties or assets.

               (b) None of the Company and the Subsidiaries (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any of the Subsidiaries), nor has the Company or any of the Subsidiaries received written notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties or assets is bound (whether or not such default or violation has been waived) or (ii) is in violation of any statute, rule or regulation of any governmental authority, including, without limitation, all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety, communications and employment and labor matters, except in each case such as does not constitute a Material Adverse Effect.

            3.10 Brokers or Finders.  Except as set forth on Schedule  2-3.10 to
                 ------------------                          ----------------
the Disclosure Schedule, none of the Company and the Subsidiaries has dealt with any broker or finder in connection with the transactions contemplated by this Agreement or the Transaction Documents, and none of the Company and the Subsidiaries has incurred, or shall incur, directly or indirectly, any liability for any brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement or the Transaction Documents, or any transaction contemplated hereby or thereby.

            3.11 Absence of Litigation.  Except as set forth on Schedule  2-3.11
                 ---------------------                          ----------------
to the Disclosure Schedule, there are no pending or, to the Company's knowledge, threatened actions, suits, claims, proceedings or investigations against or involving the Company or any of the Subsidiaries except to the extent described in the 2005 10-KSB.

            3.12 No Undisclosed  Liabilities;  Indebtedness.  Since December 31,
                 ------------------------------------------
2005, the Company and the Subsidiaries have incurred no liabilities or obligations, whether known or unknown, asserted or unasserted, fixed or contingent, accrued or unaccrued, matured or unmatured, liquidated or unliquidated, or otherwise, other than liabilities and obligations that arose in the ordinary course of business and do not constitute a Material Adverse Effect. Except for indebtedness reflected in the Company's financial statement contained in the 2005 10-KSB, the Company has no indebtedness outstanding as of the date hereof. The Company is not in default with respect to any outstanding indebtedness or any instrument relating thereto.

            3.13  Contracts.  All contracts,  agreements,  instruments and other
                  ---------
documents required to be filed as exhibits to any of the periodic reports required to be filed by the Company under the Exchange Act are legal, valid, binding and in full force and effect and are enforceable by the Company or its Subsidiary in accordance with their respective terms, except as such may be limited by bankruptcy, insolvency, reorganization or other laws affecting creditors' rights generally and by general equitable principles.

            3.14 Title to Assets.  Each of the Company and the  Subsidiaries has
                 ---------------
good and marketable title to all real and personal property owned by it that is material to the business of the Company and the Subsidiaries, in each case free and clear of all liens and encumbrances, except those, if any, disclosed in the Financial Statements or 2005 10-KSB or incurred in the ordinary course of business consistent with past practice. Any real property and facilities held under lease by the Company or the Subsidiaries are held by it or them under valid, subsisting and enforceable leases (subject to laws of general application relating to bankruptcy, insolvency, reorganization, or other similar laws affecting creditors' rights generally and other equitable remedies) with which the Company and the Subsidiaries are in compliance in all material respects.

            3.15 Labor Relations.  No labor or employment  dispute exists or, to
                 ---------------
the knowledge of the Company, is imminent or threatened, with respect to any of the employees or consultants of the Company that constitutes or will constitute a Material Adverse Effect.

            3.16  Intellectual  Property.  The Company is the sole and exclusive
                  ----------------------
owner of, or has the exclusive right to use, all right, title and interest in and to all material foreign and domestic patents, patent rights, trademarks, service marks, trade names, brands, copyrights (whether or not registered and including pending applications for registration) and other proprietary rights or information, owned or used by the Company, including the patent application for Universal Recallable, Erasable, Secure and Timed Delivery Email, Serial No. 10/827,199 and the service mark for the word "BigString", Serial No. 78336856 (collectively, the "Rights"), and in and to each material invention, software, trade secret, and technology used by the Company or any of the Subsidiaries (the Rights and such other items, the "Intellectual Property"), and, to the Company's knowledge, the Company owns and has the right to use the same, free and clear of any claim or conflict with the rights of others (subject to the provisions of any applicable license agreement). Except as set forth on Schedule 2-3.16 to the
                                                          ---------------
Disclosure Schedule, there have been no claims made, or to the knowledge of the Company, pending claims, against the Company or any of the Subsidiaries asserting the invalidity, abuse, misuse, or unenforceability of any of the Intellectual Property or conflict of the Intellectual Property with the rights of others, and, to the Company's knowledge, there are no reasonable grounds for any such claims.

            3.17  Subsidiaries;  Joint  Ventures.  Except  for the  Subsidiaries
                  ------------------------------
listed on  Schedule  2-3.17  to the  Disclosure  Schedule,  the  Company  has no
           ----------------
subsidiaries and (i) does not otherwise own or control, directly or indirectly, any other Person and (ii) does not hold equity interests, directly or indirectly, in any other Person. Except as described in the 2005 10-KSB, the Company is not a participant in any joint venture, partnership, or similar arrangement material to the business of the Company and its Subsidiaries.

            3.18 Taxes.  The Company and each of the  Subsidiaries has filed (or
                 -----
has had filed on its behalf), will timely file or will cause to be timely filed, or has timely filed for an extension of the time to file, all material Tax Returns (as defined below) required by applicable law to be filed by it or them prior to or as of the date hereof, and such Tax Returns are, or will be at the time of filing, true, correct and complete in all material respects. Each of the Company and the Subsidiaries has paid (or has had paid on its behalf) or, where payment is not yet due, has established (or has had established on its behalf and for its sole benefit and recourse) or will establish or cause to be established in accordance with United States generally accepted accounting principles on or before the date hereof an adequate accrual for the payment of, all material Taxes (as defined below) due with respect to any period ending prior to or as of the date hereof. "Taxes" shall mean any and all taxes, charges, fees, levies or other assessments, including income, gross receipts, excise, real or personal property, sales, withholding, social security, retirement, unemployment, occupation, use, goods and services, license, value added, capital, net worth, payroll, profits, franchise, transfer and recording taxes, fees and charges, and any other taxes, assessment or similar charges imposed by the Internal Revenue Service or any taxing authority (whether state, county, local or foreign) (each, a "Taxing Authority"), including any interest, fines, penalties or additional amounts attributable to or imposed upon any such taxes or other assessments. "Tax Return" shall mean any report, return, document, declaration or other information or filing required to be supplied to any Taxing Authority, including information returns, any documents with respect to accompanying payments of estimated Taxes, or with respect to or accompanying requests for extensions of time in which to file any such return, report, document, declaration or other information. There are no claims or assessments pending against the Company or any of the Subsidiaries for any material alleged deficiency in any Tax, and neither the Company nor any of the Subsidiaries has been notified in writing of any material proposed Tax claims or assessments against the Company or any of the Subsidiaries. No Tax Return of the Company or any of the Subsidiaries is or has been the subject of an examination by a Taxing Authority. Each of the Company and the Subsidiaries has withheld from each payment made to any of its past or present employees, officers and directors, and any other person, the amount of all material Taxes and other deductions required to be withheld therefrom and paid the same to the proper Taxing Authority within the time required by law.

            3.19 Pensions and Benefits.
                 ---------------------

               (a) Schedule 2-3.19(a) to the Disclosure Schedule contains a true
                   ------------------
and complete list of each "employee benefit plan" within the meaning of Section 3(3) of the United States Employee Retirement Income Security Act of 1974, as amended ("ERISA"), including, without limitation, multiemployer plans within the meaning of Section 3(37) of ERISA, and all retirement, profit sharing, stock option, stock bonus, stock purchase, severance, fringe benefit, deferred compensation, and other employee benefit programs, plans, or arrangements, whether or not subject to ERISA, under which (i) any current or former directors, officers, employees or consultants of the Company has any present or future right to benefits and which are contributed to, sponsored by or maintained by the Company or any of the Subsidiaries, or (ii) the Company or any of the Subsidiaries has any present or future liability. All such programs, plans, or arrangements shall be collectively referred to as the "Company Plans." Each Company Plan is included as part of or specifically identified in the 2005 10-KSB to the extent required by the rules and regulations of the SEC as in effect at the time of filing.

               (b) (i) Each Company Plan has been established and administered in all material respects in accordance with its terms and in compliance with the applicable provisions of ERISA, the Internal Revenue Code of 1986, as amended (the "Code"), and other applicable laws, rules and regulations; (ii) each Company Plan which is intended to be qualified within the meaning of Section 401(a) of the Code is so qualified and has received a favorable determination letter as to its qualification (or if maintained pursuant to a prototype form of instrument the sponsor thereof has received a favorable opinion letter as to its qualification), and to the Company's knowledge nothing has occurred, whether by action or failure to act, that could reasonably be expected to cause the loss of such qualification; and
(iii) no Company Plan provides retiree health or life insurance benefits (whether or not insured), and neither the Company nor the Subsidiaries have any obligations to provide any such retiree benefits other than as required pursuant to Section 4980B of the Code or other applicable law.

               (c) No  Company  Plan is a  "multiemployer  plan" as  defined  in
Section 4001(a)(3) of ERISA) or a plan subject to the minimum funding requirements of Section 302 or ERISA or Section 412 of the Code or Title IV of ERISA, and neither the Company, the Subsidiaries, nor any member of their Controlled Group has any liability or obligation in respect of, any such multiemployer plan or plan. With respect to any Company Plan and to the Company's knowledge, (i) no actions, suits or claims (other than routine claims for benefits in the ordinary course) are pending or threatened, and (ii) no administrative investigation, audit or other administrative proceeding by the Department of Labor, the Pension Benefit Guaranty Corporation, the Internal Revenue Service or other governmental agencies are pending, threatened or in progress.

            3.20 Private Placement;  Communications with Purchasers. Neither the
                 --------------------------------------------------
Company nor any person acting on the Company's behalf has sold or offered to sell or solicited any offer to buy the Shares, Warrants, Warrant Shares or Conversion Shares by means of any form of general solicitation or advertising. None of the Company, its Affiliates and any person acting on the Company's behalf has, directly or indirectly, at any time within the past six (6) months, made any offer or sale of any security or solicitation of any offer to buy any security under circumstances that would (i) eliminate the availability of the exemption from registration under Regulation D, or other exemption, under the Securities Act in connection with the sale or issuance of the Shares, Conversion Shares, Warrants or Warrant Shares as contemplated hereby or by the terms of the Transaction Documents or (ii) cause the offering or issuance of the Shares, Conversion Shares, Warrants or Warrant Shares pursuant to this Agreement or any of the Transaction Documents to be integrated with prior offerings by the Company for purposes of any applicable law, regulation or stockholder approval provisions in a manner that would eliminate the availability of the exemption described in the immediately preceding clause (i) or require any stockholder approval.

            3.21 Regulatory  Matters.  None of the Company and the  Subsidiaries
                 -------------------
is, or is an Affiliate of, or following the receipt of the proceeds of this offering will be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended. None of the Company and the Subsidiaries is a United States real property holding corporation within the meaning of the Foreign Investment in Real Property Tax Act of 1980.

            3.22 Material Changes. Except as set forth on Schedule 2-3.22 to the
                 ----------------                         ---------------
Disclosure Schedule, since December 31, 2005, the Company has conducted its business only in the ordinary course, consistent with past practice, and since such date there has not occurred: (i) a Material Adverse Effect; (ii) any amendments or changes in the charter documents or by-laws of the Company or the Subsidiaries other than the filing of the Certificate of Designations; (iii) any: (A) incurrence, assumption or guarantee by the Company or the Subsidiaries of any debt for borrowed money other than (1) equipment leases made in the ordinary course of business, consistent with past practice and (2) any such incurrence, assumption or guarantee with respect to an amount of $25,000 or less; (B) issuance or sale of any securities convertible into or exchangeable for securities of the Company other than to directors, employees and consultants pursuant to existing equity compensation or stock purchase plans of the Company;
(C) issuance or sale of options or other rights to acquire from the Company or the Subsidiaries, directly or indirectly, securities of the Company or any securities convertible into or exchangeable for any such securities, other than options issued to directors, employees and consultants in the ordinary course of business, consistent with past practice; (D) issuance or sale of any stock, bond or other corporate security other than to directors, employees and consultants pursuant to existing equity compensation or stock purchase plans of the Company;
(E) declaration or making of any payment or distribution to stockholders or purchase or redemption of any share of its capital stock or other security other than to or from directors, officers and employees of the Company or the Subsidiaries as compensation for or in connection with services rendered to the Company or the Subsidiaries (as applicable) or for reimbursement of expenses incurred on behalf of the Company or the Subsidiaries (as applicable); (F) sale, assignment or transfer of any of its intangible assets except in the ordinary course of business, consistent with past practice, or cancellation of any debt or claim except in the ordinary course of business, consistent with past practice; (G) waiver of any right of substantial value whether or not in the ordinary course of business; (H) material change in officer compensation, except in the ordinary course of business and consistent with past practice; or (I) other commitment (contingent or otherwise) to do any of the foregoing; (iv) any creation, sufferance or assumption by the Company or any of the Subsidiaries of any lien on any asset or any making of any loan, advance or capital contribution to or investment in any Person, in an aggregate amount which exceeds $25,000 outstanding at any time; (v) any entry into, amendment of, relinquishment, termination or non-renewal by the Company or the Subsidiaries of any material contract, license, lease, transaction, commitment or other right or obligation, other than in the ordinary course of business, consistent with past practice; or
(vi) any transfer or grant of a right with respect to the Intellectual Property Rights owned or licensed by the Company or the Subsidiaries, except as among the Company and the Subsidiaries.

            3.23 Regulatory  Permits.  The Company and the Subsidiaries  possess
                 -------------------
all certificates, approvals, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their businesses as described in the 2005 10-KSB, except where the failure to possess such permits does not constitute a Material Adverse Effect (the "Material Permits"), and the Company has not received any written notice of proceedings relating to the revocation or modification of any Material Permits except as described in the 2005 10-KSB.

            3.24 Transactions with Affiliates and Employees. Except as set forth
                 ------------------------------------------
in the 2005 10-KSB, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company, is presently a party to any transaction or agreement with the Company (other than for services as employees, officers and directors) exceeding $60,000, including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

            3.25  Insurance.  The  Company and the  Subsidiaries  are insured by
                  ---------
insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary for the business in which the Company and the Subsidiaries are engaged. The Company has no reason to believe that it will not be able to renew existing insurance coverage for itself and the Subsidiaries as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary or appropriate to continue business.

            3.26 Solvency.  Based on the consolidated financial condition of the
                 --------
Company and the Subsidiaries as of the date hereof, (i) the fair saleable value of the Company's assets exceeds the amount that will be required to be paid on or in respect of the Company's existing debts and other liabilities (including known and contingent liabilities) as they mature; (ii) the Company's assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted, including its capital needs taking into account the particular capital requirements of the business conducted by the Company, projected capital requirements and capital availability thereof; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debts when such amounts are required to be paid. The Company has no present intention to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).

            3.27 Internal Accounting  Controls.  Except as disclosed in the 2005
                 -----------------------------
10-KSB, the Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii)
transactions are recorded as necessary to permit preparation of financial statements in conformity with United States generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorizations, (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences, and (v) the Company is otherwise in compliance with the Securities Act, the Exchange Act and all other rules and regulations promulgated by the SEC and applicable to the Company, including such rules and regulations to implement the Sarbanes-Oxley Act of 2002, as amended.

            3.28 Disclosure. All disclosure provided to the Purchasers regarding
                 ----------
the Company, its business and the transactions contemplated hereby, including the Schedules to this Agreement furnished by or on behalf of the Company, taken as a whole is true and correct and does not contain any untrue statement of material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or the Subsidiaries or its or their business, properties, prospects, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 4.

         4.  Representations  and Warranties of the  Purchasers.  Each Purchaser
             --------------------------------------------------
represents and warrants, severally (as to itself) and not jointly, to the Company as follows:

            4.1 Authorization.  All action on the part of such Purchaser and, if
                -------------
applicable, its officers, directors, managers, members, shareholders and/or partners necessary for the authorization, execution, delivery and performance of this Agreement and the Registration Rights Agreement, and the consummation of the transactions contemplated herein and therein, has been taken. When executed and delivered, each of this Agreement and the Registration Rights Agreement will constitute the legal, valid and binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its terms, except as such may be limited by bankruptcy, insolvency, reorganization or other laws affecting creditors' rights generally and by general equitable principles. Such Purchaser has all requisite power and authority to enter into each of this Agreement and the Registration Rights Agreement, and to carry out and perform its obligations under the terms of hereof and thereof.

            4.2 Purchase  Entirely for Own Account.  Such Purchaser is acquiring
                ----------------------------------
the Shares and the Warrants for its own account for investment and not for resale or with a view to distribution thereof in violation of the Securities Act.

            4.3 Investor Status; Etc. Such Purchaser certifies and represents to
                --------------------
the Company that it is an institutional "Accredited Investor" as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act and was not organized for the purpose of acquiring any of the Shares, Conversion Shares, Warrants or Warrant Shares. Such Purchaser's financial condition is such that it is able to bear the risk of holding the Shares for an indefinite period of time and the risk of loss of its entire investment. Such Purchaser has sufficient knowledge and experience in investing in companies similar to the Company so as to be able to evaluate the risks and merits of its investment in the Company.

            4.4 Securities Not Registered.  Such Purchaser  understands that the
                -------------------------
Shares, Conversion Shares, Warrants and Warrant Shares have not been registered under the Securities Act, by reason of their issuance by the Company in a transaction exempt from the registration requirements of the Securities Act, and that the Shares, Conversion Shares, Warrants and Warrant Shares must continue to be held by such Purchaser unless a subsequent disposition thereof is registered under the Securities Act, including pursuant to the registration statement required under the Registration Rights Agreement, or is exempt from such registration. Such Purchaser understands that the exemptions from registration afforded by Rule 144 (the provisions of which are known to it) promulgated under the Securities Act depend on the satisfaction of various conditions, and that, if applicable, Rule 144 may afford the basis for sales only in limited amounts.

            4.5 No Conflict.  The execution  and delivery of this  Agreement and
                -----------
the Registration Rights Agreement by such Purchaser, and the consummation of the transactions contemplated hereby and thereby, will not conflict with or result in any violation of or default by such Purchaser (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a material benefit under (i) the organizational documents of such Purchaser or (ii) any agreement or instrument, permit, franchise, license, judgment, order, statute, law, ordinance, rule or regulations, applicable to such Purchaser.


            4.6  Brokers.  Such  Purchaser  has not  retained,  utilized or been
                 -------
represented by any broker or finder in connection with the transactions contemplated by this Agreement.

            4.7 Consents.  All consents,  approvals,  orders and  authorizations
                --------
required  on the  part of such  Purchaser  in  connection  with  the  execution, delivery or performance of this Agreement and the consummation of the transactions contemplated herein have been obtained and are effective as of the date hereof.

            4.8 Regulatory  Permits.  Such Purchaser  possess all  certificates,
                -------------------
approvals, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary for Purchaser to enter into this Agreement and the consummate the transactions contemplated herein.

            4.9  Disclosure  of  Information.  Such  Purchaser  believes  it has
                 ---------------------------
received all the information it considers necessary or appropriate for deciding whether to purchase the Shares and the Warrants. Such Purchaser further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Shares and the Warrants and the business, properties, prospects and financial condition of the Company.

         5. Conditions Precedent.
            --------------------

            5.1.  Conditions to the  Obligation of the  Purchasers to Consummate
                  --------------------------------------------------------------
the Closing.  The  obligation of each Purchaser to consummate the Closing and to
-----------
purchase and pay for the Shares to be purchased by it is subject to the satisfaction (or waiver by such Purchaser) of the following conditions precedent:

               (a) The representations and warranties of the Company contained herein shall be true and correct on and as of the date hereof and on and as of the Closing Date. The Company shall have performed or complied with all obligations and conditions herein required to be performed or complied with by the Company on or prior to the Closing.

               (b) No proceeding challenging this Agreement or the Transaction Documents, or the transactions contemplated hereby or thereby, or seeking to prohibit, alter, prevent or materially delay the Closing, shall have been instituted before any court, arbitrator or governmental body, agency or official or shall be pending against or involving the Company.

               (c) This Agreement and the Transaction Documents, and the transactions contemplated hereby and thereby, shall not be prohibited by any law, rule, governmental order or regulation. All necessary consents, approvals, licenses, permits, orders and authorizations of, or registrations, declarations and filings with, any governmental or administrative agency or of or with any other Person with respect to any of the transactions contemplated hereby and thereby shall have been duly obtained or made and shall be in full force and effect.

               (d) All instruments and corporate proceedings of the Company in connection with the transactions contemplated by this Agreement and the Transaction Documents shall be satisfactory in form and substance to such Purchaser, and such Purchaser shall have received copies (executed or certified, as may be appropriate) of all documents which any Purchaser may have reasonably requested in connection with such transactions.

               (e) Such Purchaser shall have received from Giordano, Halleran & Ciesla, P.C., outside counsel to the Company, an opinion addressed to such Purchaser, dated the Closing Date and substantially in the form of Exhibit D
                                                                       ---------
hereto.

               (f) The Registration Rights Agreement shall have been executed and delivered to such Purchaser by the Company.

               (g) Such Purchaser shall have received from the Company an original Series A Preferred Stock certificate and an original Warrant, in each case for the number of Shares and the number of Warrant Shares, respectively, set forth opposite such Purchaser's name on Schedule 1 hereto.
                                            ----------

               (h) The Company shall have delivered, in form and substance satisfactory to such Purchaser, a certificate dated the Closing Date and signed by the secretary or another appropriate executive officer of the Company, certifying (i) that attached copies of the Certificate of Incorporation, the By-Laws and resolutions of the Board approving this Agreement, the Transaction Documents and the transactions contemplated hereby and thereby, are all true, complete and correct and remain in full force and effect as of the date hereof, and (ii) as to the incumbency and specimen signature of each officer of the Company executing this Agreement, the Transaction Documents and any other document delivered in connection herewith on behalf of the Company.

               (i) The Company shall deliver to such Purchaser, a certificate in form and substance satisfactory to such Purchaser, dated the Closing Date and signed by the Company's chief executive officer, certifying that (i) the representations and warranties of the Company contained in Section 3 hereof are
                                                            ---------
true and correct in all respects on the Closing Date and (ii) the Company has performed and complied with all of the agreements and conditions set forth or contemplated herein that are required to be performed or complied with by the Company on or before the Closing.

            5.2.  Conditions to the  Obligation of the Company to Consummate the
                  --------------------------------------------------------------
Closing.  The  obligation of the Company to consummate  the Closing and to issue
-------
and sell the Shares to each Purchaser at the Closing is subject to the satisfaction of the following conditions precedent:

               (a)  The   representations   and  warranties  of  the  Purchasers
contained herein shall be true and correct in all respects on and as of the date hereof and on and as of the Closing Date.

               (b) The Registration Rights Agreement shall have been executed and delivered by the Purchasers.

               (c) The Purchasers shall have performed all obligations and conditions herein required to be performed or complied with by the Purchasers on or prior to the Closing.

               (d) No proceeding challenging this Agreement or the Transaction Documents, or the transactions contemplated hereby or thereby, or seeking to prohibit, alter, prevent or materially delay the Closing, shall have been instituted before any court, arbitrator or governmental body, agency or official or shall be pending against or involving such Purchaser.

               (e) This Agreement and the Transaction Documents, and the transactions contemplated hereby and thereby, shall not be prohibited by any law, rule, governmental order or regulation. All necessary consents, approvals, licenses, permits, orders and authorizations of, or registrations, declarations and filings with, any governmental or administrative agency or of or with any other Person with respect to any of the transactions contemplated hereby and thereby shall have been duly obtained or made and shall be in full force and effect.

               (f) All instruments and corporate proceedings in connection with the transactions contemplated by this Agreement to be consummated at the Closing shall be satisfactory in form and substance to the Company, and the Company shall have received counterpart originals, or certified or other copies of all documents, including, without limitation, records of corporate or other proceedings, which it may have reasonably requested in connection therewith.

         6. Certain Covenants and Agreements.
            --------------------------------

            6.1. Transfer of Securities.  Each Purchaser agrees severally (as to
                 ----------------------
itself only) and not jointly that it shall not sell, assign, pledge, transfer or otherwise dispose of or encumber any of the Shares, Conversion Shares, Warrants or Warrant Shares, except (i) pursuant to an effective registration statement under the Securities Act, including such as required under the Registration Rights Agreement, (ii) to an Affiliate (so long as such Affiliate agrees to be bound by the terms and provisions of this Agreement as if, and to the fullest extent as, such Purchaser), or (iii) pursuant to an available exemption from registration under the Securities Act (including sales permitted pursuant to Rule 144) and applicable state securities laws and, if reasonably requested by the Company in the case of this clause (iii), upon delivery by such Purchaser of either an opinion of counsel of such Purchaser reasonably satisfactory to the Company to the effect that the proposed transfer is exempt from or does not require registration under the Securities Act and applicable state securities laws or a representation letter of such Purchaser reasonably satisfactory to the Company setting forth a factual basis for concluding that such proposed transfer is exempt from or does not require registration under the Securities Act and applicable state securities laws; provided, however, it is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144, except in unusual circumstances. Any transfer or purported transfer of the Shares in violation of this Section 6.1 shall be void. The Company shall not register any transfer of
     -----------
the Shares in  violation  of this Section 6.1. The Company may, and may instruct
                                  -----------
any transfer agent for the Company, to place such stop transfer orders as may be required on the transfer books of the Company in order to ensure compliance with the provisions of this Section 6.1.
                       -----------

            6.2. Legends.
                 -------

               (a) To the extent applicable, each certificate or other document evidencing the Shares, the Conversion Shares and the Warrant Shares shall be endorsed with the legend set forth below, and each Purchaser covenants that, except to the extent such restrictions are waived by the Company, it shall not transfer the shares represented by any such certificate without complying with the restrictions on transfer described in this Agreement and the legends endorsed on such certificate:

       "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, REGISTRATION UNDER SAID ACT."

               (b) The legend set forth in Section  6.2(a) shall be removed from
                                           ---------------
the certificates evidencing the Shares, the Conversion Shares and the Warrant Shares, (i) in connection with any sale of such Shares, Conversion Shares or Warrant Shares pursuant to Rule 144 or any effective registration statement, including such as required under the Registration Rights Agreement, or (ii) if such Shares, Conversion Shares or Warrant Shares are eligible for sale under Rule 144(k) (and the holder of such Shares, Conversion Shares or Warrant Shares or has submitted a written request for removal of the legend indicating that the holder has complied with the applicable provisions of Rule 144(k)) or (iii) if such legend is not required under applicable requirements of the Securities Act (including interpretations and pronouncements issued by the Staff of the SEC) (and the holder of such Shares, Conversion Shares or Warrant Shares has submitted a written request for removal of the legend indicating that such legend is not required under applicable requirements of the Securities Act (including such interpretations and pronouncements)) and, if reasonably requested by the Company, the Company has received from Purchaser's counsel an opinion, in such form as is reasonably satisfactory to Company's counsel, that such legend is not so required. The Company shall cause its counsel to issue a legal opinion to the Company's transfer agent, if required, promptly upon the occurrence of any of the events in clauses (i), (ii) or (iii) above to effect the removal of the legend on certificates evidencing the Shares, the Conversion Shares or the Warrant Shares and shall also cause its counsel to issue a "blanket" legal opinion to the Company's transfer agent, if required, promptly after the effective date of any registration statement, including such as required under the Registration Rights Agreement, covering the resale of the Shares, any Conversion Shares or Warrant Shares to allow sales without restriction pursuant to such registration statement. The Company agrees that at such time as such legend is no longer required under this Section 6.2(b),
                                                            ---------------
it will, no later than four (4) Business Days following the delivery by a Purchaser to the Company or the Company's transfer agent of a certificate representing the Shares, Conversion Shares or Warrant Shares issued with a restrictive legend, deliver or cause to be delivered to such Purchaser a certificate representing such Shares, Conversion Shares or Warrant Shares that is free from all restrictive and other legends; provided that in the case of removal of the legend in connection with a sale pursuant to Rule 144, the holder of such Shares, Conversion Shares or Warrant Shares has submitted a written request for removal of the legend indicating that the holder has complied with the applicable provisions of Rule 144. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section.

            6.3  Publicity.  Except to the extent  required by applicable  laws,
                 ---------
rules, regulations or stock exchange requirements, the Company shall not, without the prior written consent of each of the Purchasers, disclose or publish the name of such Purchaser in any press release or public announcement. Except to the extent required by applicable laws, rules, regulations or stock exchange requirements, each of the Purchasers and their Affiliates shall not, without the written consent of the Company make any public announcement or issue any press release with respect to the transactions contemplated by this Agreement. The parties agree that the Company shall issue a press release promptly following (and in no event more than one Business Day after) the Closing and, on or before 9:30 a.m., New York time, on the first trading day following the Closing Date describing the terms of the transactions contemplated by this Agreement and the Transaction Documents, and shall file such press release under cover of a
Current Report on Form 8-K, attaching such press release and the material transaction documents (including, without limitation, this Agreement and the Registration Rights Agreement) as exhibits to such filing (including all attachments, the "8-K Filing"). The Company represents and warrants that, as of the effective date of the Mandatory Registration Statement (as defined in the Registration Rights Agreement), no Purchaser will be in possession of any material, nonpublic information received from the Company, any of its Subsidiaries or any of their respective officers, directors, employees or representatives, and understands that the Purchasers may rely on such representation and warranty in effecting transactions in the Company's securities. From and after the 8-K Filing, notwithstanding the Company's offer to disclose and discuss material non-public information with each Purchaser upon such Purchaser's entering into a mutually satisfactory confidentiality agreement, unless otherwise expressly agreed or consented to in writing in advance by such Purchaser, the Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors or employees not to, provide such Purchaser with any material nonpublic information regarding the Company or any of its Subsidiaries; provided that the Company shall not be deemed in breach of the foregoing as a result of (x) providing any information to such Purchaser as a result of such Purchaser's exercise of its inspection rights under Section 6.9 hereof or under the Registration Rights
                           -----------
Agreement or (y) the Company providing a notice of a Suspension Period (as defined in the Registration Rights Agreement) and the other related certifications in accordance with the Registration Rights Agreement.

            6.4 Filing of Information.  The Company covenants to timely file (or
                ---------------------
obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company pursuant to all applicable securities laws, including the Exchange Act. The Company further covenants that it will take such further action as any holder of Shares,

Conversion Shares and Warrant Shares may reasonably request to satisfy the provisions of Rule 144 applicable to the issuer of securities relating to transactions for the sale of securities pursuant to Rule 144.

            6.5 Use of Proceeds.  The Company intends that the proceeds from the
                ---------------
sale of the Shares shall be used by the Company to (i) pay the Company's fees and expenses incurred in connection with this offering and (ii) for other general corporate and working capital purposes.

            6.6  Integration.  The  Company  shall not  sell,  offer for sale or
                 -----------
solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Shares in a manner that would require the registration under the Securities Act of the sale of the Shares or the issuance of the Warrants pursuant hereto.

            6.7 Reservation of Common Stock for Issuance; Listing of Shares. The
                -----------------------------------------------------------
Company agrees to reserve from its duly authorized capital stock the total number of shares of Common Stock issuable upon the conversion in full of the Conversion Shares and upon the exercise in full of the Warrants. The Company agrees that at any time, if and when its shares of Common Stock are listed on a national securities exchange or admitted for quotation on any national automated quotation system, it will use reasonable efforts to promptly list and qualify the Warrant Shares and Conversion Shares for trading on such exchange or quotation on such system.

            6.8 Required Approvals. As promptly as practicable after the date of
                ------------------
this Agreement, the Company shall make, or cause to be made, all filings with any governmental or administrative agency or any other Person necessary to consummate the transactions contemplated hereby.

            6.9 Inspection  Rights.  Each Purchaser,  or any officer,  employee,
                ------------------
agent or representative thereof, shall have the right to visit and inspect any of the properties of the Company or any of its Subsidiaries, to discuss the affairs, finances, accounts and operations of the Company or any of its Subsidiaries with their respective officers, directors, employees, agents or representatives, and to review and copy such information as is reasonably requested from time to time.

            6.10 Purchasers' Right of First Offer in Subsequent Financings.
                 ---------------------------------------------------------

               (a) Subject to applicable securities laws, following the Closing and prior to a Qualified Public Offering, the Company shall not, and shall not agree to, issue, sell or exchange any Equity Securities (as defined below) in a financing transaction (any transaction other than the excluded transactions described in subsection (b) below being deemed to be a financing transaction) (a "Financing"), unless the Company shall have first complied with this Section
                                                                         -------
6.10. The Company shall deliver to each Purchaser a written notice (the "Offer")
----
of any proposed or intended Financing and offer to the Purchasers the opportunity, but not the obligation, to participate in up to a portion of the Financing determined, in aggregate, by multiplying the total amount of the Financing by a fraction, the numerator of which is (i) the number of shares of Common Stock (including Conversion Shares and Warrant Shares) held by the Purchasers, in aggregate, as of the date immediately prior to the issuance of such Equity Securities (such date being the "Measuring Date") and the denominator of which is (ii) the total number of Fully Diluted shares of Common Stock outstanding as of the Measuring Date. The aggregate amount of the Purchasers' participation shall be allocated among them as they may determine. The Offer shall describe the terms, including price and amount, of the Financing and include a reasonably detailed calculation of the Purchasers' participation right in accordance with the foregoing. The Purchasers shall provide written notice to the Company within ten (10) Business Days from the giving of the Offer of the amount, if any, of the Financing as to which they intend to exercise their participation right as provided above. The Company shall have ninety (90) days from the giving of the Offer to complete the Financing on terms not more materially advantageous to purchasers in the Financing than those described in the Offer, and if the Purchasers' have indicated an intent to participate in the Financing, with the Purchasers' prior written consent, not to be unreasonably withheld, as to any modifications to such terms that are materially less favorable to purchasers in the Financing. The Company shall comply anew with the requirements, as to an Offer and otherwise, of this Section 6.10 as to any
                                                         -------------
Financing not completed within such period. The term "Equity Securities" shall mean (i) any Common Stock, preferred stock or other equity security of the Company, (ii) any security convertible into or exercisable or exchangeable for, with or without consideration, any Common Stock, preferred stock or other equity security of the Company (including any option to purchase such a convertible security), (iii) any security carrying any warrant or right to subscribe to or purchase any Common Stock, preferred stock or other equity security or (iv) any such warrant or right.

               (b) The foregoing right of first offer shall not apply to any of the following:

                  (i) Equity Securities issued after the date hereof to employees, officers or directors of, or consultants or advisors to the Company or any subsidiary pursuant to stock purchase or stock option plans or other compensation arrangements; provided, however, that any such issuances are approved by the Board;

                  (ii) Equity Securities issued or issuable pursuant to any rights or agreements, options, warrants or convertible securities that are outstanding as of the date of this Agreement or that are issued or granted thereafter, provided that the transaction pursuant to which such rights or agreements, options, warrants or convertible securities are issued or granted was conducted in compliance with this Section
                                                                         -------
         6.10;
         ----

                  (iii) any Equity Securities issued in connection with any stock split, stock dividend or recapitalization by the Company;

                  (iv) any Equity Securities that are issued by the Company in a Qualified Public Offering;

                  (v) any Equity Securities issued in connection with bona fide acquisitions, mergers or other strategic transactions approved by the Board; and

                  (vi) any Equity Securities issued to any Person as a component of any business relationship with such Person primarily for (x) joint venture, technology licensing or development activities purposes, (y) purposes of distribution, supply or manufacture of the Company's products or services or (z) any purposes other than raising capital, the terms of which business relationship are approved by the Board.

            6.11  Company  Right  of First  Refusal.  In the  event,  prior to a
                  ---------------------------------
Qualified Public Offering, a Purchaser proposes to sell, assign, transfer or otherwise dispose of any Shares, Conversion Shares, Warrants or Warrant Shares in a transaction other than (a) pursuant to an effective registration statement under the Securities Act, including such as required under the Registration Rights Agreement, (b) to an Affiliate of such Purchaser, or (c) pursuant to Rule 144 under the Securities Act, then such Purchaser shall give written notice (the "Sale Notice") to the Company of the proposed transaction, describing in reasonable detail the price, amount, consideration, timing (which shall not be inconsistent with the provisions of the following sentence), identification of the proposed acquiror and other material terms of the proposed transaction, and offering the Company the opportunity, but not the obligation, to acquire all, but not part, of the Shares, Conversion Shares, Warrants or Warrant Shares under such terms. The Company may exercise its purchase right pursuant to the foregoing by providing a written notice to such effect to the relevant Purchaser within five (5) Business Days from the giving of the Sale Notice, and upon such notice the parties shall be bound to complete the transaction on the terms set forth in the Sale Notice. If the Company declines to exercise its right pursuant to the foregoing, including by failing to deliver an exercise notice within the period provided above, such Purchaser may complete the transaction with the proposed acquirer within the time and otherwise on the terms described in the Sale Notice.

            6.12 Purchasers' Right of Co-Sale.
                 ----------------------------

               (a) In the event, prior to a Qualified Public Offering, any of Darin M. Myman or Adam M. Kotkin (each, a "Key Person") proposes to sell, assign, transfer or otherwise dispose of any Equity Securities in a transaction other than (i) pursuant to an effective registration statement under the Securities Act, including such as required under the Registration Rights Agreement, (ii) to an Affiliate of the Key Person, or (iii) pursuant to Rule 144 under the Securities Act, then such Key Person shall give written notice (the "Key Person Sale Notice") to the Purchasers of the proposed transaction, describing in reasonable detail the price, amount, consideration, timing (which shall not be inconsistent with the provisions of the Purchasers' notice provision below), identification of the proposed acquiror and other material terms of the proposed transaction, and offering the Purchasers the opportunity, but not the obligation, to include up to a number of their Shares, Conversion Shares, Warrants or Warrant Shares in the transaction as provided below. The aggregate number of Shares, Conversion Shares, Warrants or Warrant Shares that the Purchasers', as a group, may include in the transaction shall be determined based on their collective holdings of the Company's Equity Securities relative to that of the Key Person (with any Shares, Warrants or other securities exercisable for or convertible into Common Stock, treated for this purpose on a fully exercised or converted basis). The aggregate amount of the Purchasers' participation shall be allocated among them as they may determine. The Purchasers may exercise their co-sale right pursuant to the foregoing by providing a written notice to the Company, within five (5) Business Days from the giving of the Key Person Sale Notice specifying the aggregate amount, and allocations among the Purchasers, of the Shares, Conversion Shares, Warrants or Warrant Shares that they elect to include in the transaction, and upon such notice the parties shall be bound to complete the transaction on the terms set forth in such notice and in the Key Person Sale Notice. If the Purchasers' decline to exercise their co-sale right pursuant to the foregoing, including by failing to deliver an exercise notice within the period provided above, the Key Person may complete the transaction with the proposed acquirer within the time and otherwise on the terms described in the Key Person Sale Notice. The Key Person may not complete the transaction unless the Purchasers' co-sale right pursuant to the foregoing are satisfied.

               (b) The co-sale right of the Purchasers set forth in this Section
                                                                         -------
6.12 shall not apply to any sale,  assignment,  transfer or other disposition of
----
any Equity Securities by any Key Person which (i) individually or in the aggregate for all Key Persons, over any twelve consecutive months does not exceed 150,000 shares of Common Stock (with any Equity Securities exercisable for or convertible into Common Stock treated for this purpose on a fully exercised or converted basis) or (ii) is made without consideration to the Key Person's ancestors, descendants, spouse, siblings, nieces, or nephews, or to trusts for the benefit of such persons or the Key Person or pertains to the estate of the Key Person, in each case for bona fide estate or tax planning purposes.

         7. Indemnification.
            ---------------

            7.1 The Company  agrees to indemnify,  defend and hold harmless each
Purchaser and its Affiliates and their respective officers, directors, agents, employees, subsidiaries, partners, members and controlling persons (collectively, the "Purchaser Indemnitees") to the fullest extent permitted by law from and against any and all claims, losses, liabilities, damages, deficiencies, judgments, assessments, fines, settlements, costs or expenses (including administrative, judicial or regulatory proceedings, interest, penalties, costs of investigation and reasonable fees, disbursements and other charges of counsel) (collectively, "Losses") based upon, arising out of or otherwise in respect of any breach by the Company of any representation, warranty, covenant or agreement of the Company contained in this Agreement or in the Transaction Documents, or for any Losses claimed by any broker or placement agent in connection with the transactions contemplated hereby or thereby.

            7.2 As promptly as possible after receipt by a Purchaser Indemnitee under this Section 7 of notice of the threat, assertion or commencement of any
           ---------
claim, action or proceeding, such Purchaser Indemnitee will, if a claim for indemnification in respect thereof is to be made under this Section 7, notify
                                                               ---------
the Company in writing of the commencement thereof and the Company shall have the right to participate in and, to the extent the Company desires, to assume at its expense the defense thereof with counsel mutually satisfactory to the parties; provided, however, that, the failure to notify the Company promptly of the threat, assertion or commencement of any such claim, action or proceeding shall not relieve the Company of any liability to the Purchaser Indemnitee under this Section 7 except (and only) to the extent that it shall be finally
      ----------
determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Company.

            7.3 If any Purchaser Indemnitee shall have reasonably concluded that there may be one or more legal defenses available to such Purchaser Indemnitee party which are different from or additional to those available to the Company, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this Section 7, the
                                                                  ---------
Company shall not have the right to assume the defense of such action on behalf of such Purchaser

Indemnitee, and the Company shall reimburse such Purchaser Indemnitee for the fees and expenses of one separate counsel, for all Purchaser Indemnitees, which are reasonably related to the matters covered by the indemnity agreement provided in this Section 7. Subject to the foregoing, a Purchaser Indmenitee
                 ---------
shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall not be at the expense of the Company. The Company shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld. The Company shall not, without the prior written consent of the relevant Purchaser Indemnitee, effect any settlement of any pending proceeding in respect of which such Purchaser Indemnitee is a party, unless such settlement includes an unconditional release of such Purchaser Indemnitee party from all liability on claims that are the subject matter of such proceeding.

            7.4. Limitations.
                 -----------

               (a) Time  Limit for  Certain  Claims.  The  Company  shall not be
                   --------------------------------
liable for any Losses hereunder arising out of a breach of representation or warranty unless a written claim for indemnification is given by the relevant Purchaser Indemnitee to Company on or prior to the Effective Date.

               (b) Maximum Amount. The Company shall not be liable hereunder for
                   --------------
any Losses incurred by any Purchaser on the value of its Shares as a result out of a breach of representation or warranty hereunder in excess of purchase price hereunder actually paid by such Purchaser for such Shares.

            7.5 Applicability; Non-Exclusivity.  Notwithstanding any term to the
                ------------------------------
contrary in this Section 7, the indemnification  and contribution  provisions of
                 ---------
the Registration Rights Agreement shall govern any claim made with respect to registration statements filed pursuant thereto or sales made thereunder. The parties hereby acknowledge and agree that in addition to remedies of the parties hereto in respect of any and all claims relating to any breach or purported breach of any representation, warranty, covenant or agreement that is contained in this Agreement pursuant to the indemnification provisions of this Section 7,
                                                                      ---------
all parties shall always retain the right to pursue and obtain injunctive relief in addition to any other rights or remedies hereunder.

         8. Miscellaneous Provisions.
            ------------------------

            8.1 Rights  Cumulative.  Each and all of the various rights,  powers
                ------------------
and remedies of the parties shall be considered to be cumulative with and in addition to any other rights, powers and remedies which such parties may have at law or in equity in the event of the breach of any of the terms of this Agreement. The exercise or partial exercise of any right, power or remedy shall neither constitute the exclusive election thereof nor the waiver of any other right, power or remedy available to such party.

            8.2 Pronouns.  All pronouns or any variation thereof shall be deemed
                --------
to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person, persons, entity or entities may require.

            8.3 Notices.
                -------

               (a) Any notices, reports or other correspondence (hereinafter collectively referred to as "correspondence") required or permitted to be given hereunder shall be given in writing and shall be deemed given if sent by certified or registered mail (return receipt requested), overnight courier or telecopy (with confirmation of receipt), or delivered by hand to the party to whom such correspondence is required or permitted to be given hereunder. An electronic communication ("Electronic Notice") shall be deemed written notice for purposes of this Section 8.3 if sent with return receipt requested to the
                      -----------
electronic mail address  specified by the receiving party either in this Section
                                                                         -------
8.3 or on Schedule 1 hereto.  Electronic  Notice shall be deemed received at the
---       ----------
time the party sending Electronic Notice receives verification of receipt by the receiving party.

               (b) All correspondence to the Company shall be addressed as follows:

BigString  Corporation  3 Harding Road,  Suite F, Red Bank, NJ 07701  Attention:
Darin M. Myman, President and Chief Executive Officer, Facsimile: (732) 741-2842, darin@bigstring.com, with copies to:

                        Giordano, Halleran & Ciesla, P.C.
                               125 Half Mile Road
                                   P.O. Box190
                              Middletown, NJ 07748
                        Attention: Paul T. Colella, Esq.
                            Facsimile: (732) 224-6599
                               pcolella@ghclaw.com

               (c) All correspondence to the Purchasers shall be addressed pursuant to the contact information set forth on Schedule 1 attached hereto.
                                                    ----------

               (d) Any entity may change the address to which correspondence to it is to be addressed by notification as provided for herein.

            8.4 Captions.  The captions and paragraph headings of this Agreement
                --------
are  solely  for  the   convenience  of  reference  and  shall  not  affect  its
interpretation.

            8.5 Expenses.  Each party shall pay all costs and expenses  that, it
                --------
incurs with respect to the negotiation, execution, delivery and performance of this Agreement and the Transaction Documents; provided, however, that the Company shall, at the Closing, reimburse the reasonable fees and expenses of Boies, Schiller & Flexner LLP, counsel to the Purchasers, not to exceed $50,000.

            8.6 Severability.  Should any part or provision of this Agreement be
                ------------
held unenforceable or in conflict with the applicable laws or regulations of any jurisdiction, the invalid or unenforceable part or provisions shall be replaced with a provision which accomplishes, to the extent possible, the original business purpose of such part or provision in a valid and enforceable manner, and the remainder of this Agreement shall remain binding upon the parties hereto.

            8.7 Governing Law. This Agreement shall be governed by and construed
                -------------
in accordance with the internal and substantive laws of the State of New York and without regard to any conflicts of laws concepts which would apply the substantive law of some other jurisdiction.

            8.8 Waiver.  No waiver of any term,  provision  or condition of this
                ------
Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be, or be construed as, a further or continuing waiver of any such term, provision or condition or as a waiver of any other term, provision or condition of this Agreement.

            8.9 Assignment. The rights and obligations of any party hereto shall
                ----------
inure to the benefit of and shall be binding upon the authorized successors and permitted assigns of such party. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of Purchasers who hold a majority of the outstanding Shares (the "Majority Purchasers"). Subject to the provisions of Article 6 hereof, each Purchaser may assign or transfer any or all of its rights under this Agreement to any Person to which it may sell, assign, transfer or otherwise dispose of any of its Shares, Conversion Shares, Warrants or Warrant Shares, provided that such assignee or transferee agrees in writing to be bound, with respect to the transferred Shares, Conversion Shares, Warrants or Warrant Shares, by the provisions hereof and of the Transaction Documents that apply to such assigning or transferring Purchaser; whereupon such assignee or transferee shall be deemed to be a "Purchaser" for all purposes of this Agreement.

            8.10 Survival.  The respective  representations and warranties given
                 --------
by the parties hereto shall survive the Closing Date and the consummation of the transactions contemplated herein for a period of time equal to the time for which indemnification may be sought hereunder, without regard to any investigation made by any party. The respective covenants and agreements agreed to by a party hereto shall survive the Closing Date and the consummation of the transactions contemplated herein in accordance with their respective terms and conditions.

            8.11 Entire  Agreement.  This Agreement,  the exhibits and schedules
                 -----------------
hereto, the Transaction Documents and the other documents delivered pursuant hereto constitutes the entire agreement between the parties hereto respecting the subject matter hereof and supersedes all prior agreements, negotiations, understandings, representations and statements respecting the subject matter hereof, whether written or oral.

            8.12 Amendments. Any amendment,  supplement or modification of or to
                 ----------
any provision of this Agreement, any waiver of any provisions of this Agreement shall be effective only if made or given in writing and signed by the Company and the Majority Purchasers; provided that any amendment, supplement, modification or waiver that is materially and disproportionately adverse to any particular Purchaser (as compared to all Purchasers as a group) shall require the consent of such Purchaser.

            8.13 No Third Party Rights.  This  Agreement is intended  solely for
                 ---------------------
the benefit of the parties hereto and is not intended to confer any benefits upon, or create any rights in favor of, any Person (including, without limitation, any stockholder or debt holder of the Company) other than the parties hereto; provided, that each of the Purchaser Indemnitees that are not Purchasers are entitled to all rights and benefits as third party beneficiaries of Article 7 of this Agreement.
                             ---------

            8.14  Counterparts.  This Agreement may be executed in any number of
                  ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document. The parties hereto confirm that any facsimile copy of another party's executed counterpart of this Agreement (or its signature page thereof) will be deemed to be an executed original thereof.


                            [Signature Pages Follow]

         IN WITNESS WHEREOF, the parties hereto have executed this Securities Purchase Agreement under seal as of the day and year first above written.


                            BIGSTRING CORPORATION

                            By:       /s/ Darin M. Myman
                                   --------------------------------------------
                                   Name: Darin M. Myman
                                   Title: President and Chief Executive Officer



                [SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

                         PURCHASERS:

                         TUDOR INVESTMENT CORP., as investment adviser to each Investor listed on Schedule 1 (other than Tudor Proprietary Trading, L.L.C.)

                         By:      /s/ William T. Flaherty
                                ------------------------------------------------
                                Name:  William T. Flaherty
                                Title:  Managing Director

                         TUDOR PROPRIETARY TRADING, L.L.C.

                         By:       /s/ William T. Flaherty
                                ------------------------------------------------
                                Name:  William T. Flaherty
                                Title:  Managing Director



                [SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]



                                                                                                                  Schedule 1
                                                                                                                  ----------

                                                      Schedule of Purchasers

----------------------------------------------------------------------------------------------------------------------------

      Name, Address and Tax ID Number         Number of Shares    Per Share Purchase      Aggregate        Number of Warrant
                                                                       Price ($)        Purchase Price          Shares
                                                                                             ($)
============================================================================================================================
Witches Rock Portfolio Ltd.                            320,343                 5.00      1,601,715.00             800,858
c/o Tudor Investment Corporation
50 Rowes Wharf
6th Floor
Boston, MA 02110
Tax ID.:  98-0439973
----------------------------------------------------------------------------------------------------------------------------

The Tudor BVI Global Portfolio Ltd.                     51,777                 5.00        258,885.00             129,442
c/o Tudor Investment Corporation
50 Rowes Wharf
6th Floor
Boston, MA 02110
Tax ID.:  98-0223576
----------------------------------------------------------------------------------------------------------------------------

Tudor Proprietary Trading, L.L.C.                       27,880                 5.00        139,400.00              69,700
c/o Tudor Investment Corporation
50 Rowes Wharf
6th Floor
Boston, MA 02110
Tax ID.:  13-3720063
----------------------------------------------------------------------------------------------------------------------------

TOTAL                                                  400,000                              2,000,000           1,000,000
----------------------------------------------------------------------------------------------------------------------------

                                                                      Schedule 2
                                                                      ----------

                               Disclosure Schedule


                                    [Omitted]

                                                                       Exhibit A
                                                                       ---------

       Form of Certificate of Designations of the Series A Preferred Stock


                                    [Omitted]

                                                                       Exhibit B
                                                                       ---------

                      Form of Registration Rights Agreement


                                    [Omitted]

                                                                       Exhibit C
                                                                       ---------

NEITHER THIS WARRANT NOR THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, AND NEITHER THIS WARRANT NOR THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY BE SOLD OR TRANSFERRED OTHER THAN PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, REGISTRATION UNDER SAID ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS.

                                                                   May ___, 2006


                              BIGSTRING CORPORATION

                          COMMON STOCK PURCHASE WARRANT

Void after May ___, 2016

         This WARRANT (this "Warrant") entitles [ ] (including any successors or assigns, the "Holder"), for value received, to purchase from BIGSTRING CORPORATION, a Delaware corporation, at any time and from time to time, subject to the terms and conditions set forth herein, during the period starting from 5:00 a.m. on the Initial Exercise Date (as defined in Section 1 below) to 5:00
                                                        ---------
p.m.,  Eastern time, on the Expiration Date (as defined in Section 1 below),  at
                                                           ---------
which time this Warrant shall expire and become void, all or any portion of the Warrant Shares (as defined in Section 1 below) at the Exercise Price (as defined
                              ---------
in  Section 1  below).  This  Warrant  is  subject  to the  following  terms and
    ---------
conditions:

         1. Definitions. As used in this Warrant, the following terms shall have
            -----------
the respective meanings set forth below or elsewhere in this Warrant:

         "Affiliate" of any Person means any other Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person, as such terms are used and construed under Rule 144 under the Securities Act of 1933, as amended (the "Securities Act"), including, without limitation, any other Person that serves as a general partner, managing member and/or investment adviser or in a similar capacity of such Person or any other Person for which such Person serves as a general partner, managing member and/or investment adviser or in a similar capacity.

         "Business Day" means any day except Saturday, Sunday and any day which is a federal legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

         "Common Stock" means the Company's common stock, par value $0.0001 per share, (including any securities into which or for which such shares may be exchanged, or converted, pursuant to any stock dividend, stock split, stock combination, recapitalization, reclassification, reorganization or other similar event).

         "Company" means BigString Corporation, a Delaware corporation.

         "Exercise Price" means $1.25 per share of Common Stock, subject to adjustment under the terms of this Warrant.

         "Expiration Date" means May ___, 2016.

         "Fair Market Value" on any date of determination shall mean (i) if the Common Stock is listed on a national securities exchange or admitted to quotation on a national automated quotation system, then the last reported sale price per share of Common Stock on such exchange or quotation system, as the case may be, on the date immediately preceding the date of determination or, if no such sale price is reported on such date, such price on the next preceding trading day in which such price was reported, (ii) if the Common Stock is not listed on a national securities exchange or quoted on a national automated quotation system, but is actively traded over-the-counter, then the average of the closing bid and asked prices over the five (5) trading days ended on the trading day immediately preceding the date of determination or (iii) if such Common Stock is not traded, quoted or listed on any national securities exchange, national automated quotation system or the over-the-counter market, then the fair market value of a share of Common Stock, as determined in good faith by the Board of Directors of the Company.

         "Holder" has the meaning set forth in the preamble of this Warrant.

         "Initial Exercise Date" means May ___, 2006.

         "Person" (whether or not capitalized) means an individual, entity, partnership, limited liability company, corporation, association, trust, joint venture, unincorporated organization, and any government, governmental department or agency or political subdivision thereof.

         "SEC" means the Securities and Exchange Commission.

         "Securities Purchase Agreement" means that certain Securities Purchase Agreement dated May __, 2006, by and between the Company and the other parties thereto.

         "Warrant Shares" means an aggregate of [ ] shares of Common Stock, subject to adjustments under the terms of this Warrant, issued or issuable upon the exercise of this Warrant.

         2. Exercise of Warrant.
            -------------------

            2.1 Method of Exercise.  Subject to all of the terms and  conditions
                ------------------
hereof, this Warrant may be exercised, in whole or in part, at any time and from time to time during the period commencing on the Initial Exercise Date and ending on the Expiration Date. Exercise shall be by presentation and surrender to the Company at its principal office, or to the transfer agent of the Company, of this Warrant and the Notice and Subscription form attached hereto as

Exhibit 1,  executed by the Holder,  which shall  indicate the number of Warrant
---------
Shares for which the Holder intends to exercise this Warrant, together with payment to the Company in accordance with Section 3 hereof in an amount equal to
                                          ---------
the product of (x) the Exercise Price multiplied by (y) the number of Warrant Shares issuable upon such exercise. Upon and as of receipt by the Company (or the transfer agent) of such properly completed and duly executed Notice and Subscription form accompanied by payment as herein provided, the Holder shall be deemed to be the Holder of record of the Warrant Shares issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then actually be, or have been, delivered to the Holder.

            2.2  Delivery  of  Stock  Certificates  on  Exercise.   As  soon  as
                 -----------------------------------------------
practicable after an exercise of this Warrant, and in any event within five (5) Business Days thereafter, the Company, at its expense, and in accordance with applicable securities laws, shall cause to be issued in the name of and delivered to the Holder, or as the Holder may direct (subject in all cases, to the provisions of Section 8 hereof), a certificate or certificates for the
                   ---------
number of Warrant Shares issued on the date of such  exercise,  plus, in lieu of
                                                                ----
any fractional share to which the Holder would otherwise be entitled, an amount of cash equal to such fraction multiplied by the Fair Market Value.

            2.3 Shares To Be Fully Paid and  Nonassessable.  All Warrant  Shares
                ------------------------------------------
issued upon an exercise of this Warrant shall be validly issued, fully paid and nonassessable, free of all liens, taxes, charges and other encumbrances or restrictions on sale (other than those expressly set forth herein).

            2.4 Fractional Shares. No fractional shares of Common Stock or scrip
                -----------------
representing fractional shares of Common Stock shall be issued upon the exercise of this Warrant. With respect to any fraction of a share of Common Stock otherwise issuable upon any exercise hereof, the Company shall make a cash payment to the Holder as set forth in Section 2.2 hereof.
                                      -----------

            2.5  Issuance  of New  Warrants;  Company  Acknowledgment.  Upon any
                 ----------------------------------------------------
partial exercise of this Warrant, the Company, at its expense, will as soon as practicable and, in any event within five (5) Business Days thereafter, issue and deliver to the Holder a new Warrant, registered in the name of the Holder, exercisable, in the aggregate, for the balance of the Warrant Shares. Moreover, the Company shall, at the time of any exercise of this Warrant, upon the request of the Holder, acknowledge in writing its continuing obligation to afford to the Holder any rights to which the Holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant; provided, however, that if the Holder does not make any such request, the continuing obligation of the Company to afford to the Holder any such rights shall not be affected.

            2.6  Payment  of Taxes  and  Expenses.  The  Company  shall  pay any
                 --------------------------------
recording, filing, stamp or similar tax which may be payable in respect of any transfer involved in the issuance of, and the preparation and delivery of certificates (if applicable) representing, (i) any

Warrant Shares issued upon exercise of this Warrant and (ii) new or replacement Warrants in the Holder's name or the name of any transferee of all or any portion of this Warrant.

         3. Payment of Exercise Price. The Exercise Price for the Warrant Shares
            -------------------------
being purchased upon any exercise of this Warrant may be paid, at the election of the Holder (i) in cash, by certified check or by wire transfer to an account designated in writing by the Company, (ii) by cancellation of indebtedness owing from the Company to the Holder, (iii) by the Holder surrendering a number of Warrant Shares having a Fair Market Value on the date of exercise equal to, greater than (but only if by a fractional share) or less than the Exercise Price, in which case the Holder shall receive the number of Warrant Shares to which it would otherwise be entitled upon such exercise, less the surrendered shares, or (iv) any combination of the methods described in the foregoing clauses (i), (ii) and (iii).

         4.  Adjustment  of  Exercise  Price and Number of Warrant  Shares.  The
             -------------------------------------------------------------
Exercise Price shall be subject to adjustment from time to time upon the occurrence of certain events as follows:

            4.1.  Subdivision or  Combination  of Stock.  If at any time or from
                  -------------------------------------
time to time after the date hereof, the Company shall subdivide (by way of stock dividend, stock split or otherwise) its outstanding shares of Common Stock, the Exercise Price in effect immediately prior to such subdivision shall be reduced proportionately and the number of Warrant Shares (calculated to the nearest whole share) shall be increased proportionately, and conversely, in the event the outstanding shares of Common Stock shall be combined (whether by stock combination, reverse stock split or otherwise) into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be increased proportionately and the number of Warrant Shares (calculated to the nearest whole share) shall be decreased proportionately. The Exercise Price and the number of Warrant Shares, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described in this
Section 4.1.
-----------

            4.2  Adjustment for Stock  Dividends.  If at any time after the date
                 -------------------------------
hereof, the Company shall declare a dividend or make any other distribution upon any class or series of capital stock of the Company payable in shares of Common Stock or other rights securities convertible into or exercisable for shares of Common Stock, the Exercise Price and the number of Warrant Shares shall be adjusted proportionately. The Exercise Price and the number of Warrant Shares, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described in this Section 4.2.
                                             -----------

            4.3 Adjustments for Reclassifications.  If the Common Stock issuable
                ---------------------------------
upon exercise of this Warrant shall be changed into, or the right to receive, the same or a different number of shares of any other class(es) or series of stock or other securities or property, whether by reclassification or otherwise (other than an adjustment under Section 4.1 and Section 4.2 or a merger,
                                    ------------      ------------
consolidation,  or sale of assets  provided for under Section 4.4),  then and in
                                                      -----------
each such event, the Holder hereof shall have the right thereafter to receive upon exercise of this Warrant the kind and amount of shares of stock and other securities and property receivable upon such reclassification or other change in respect of a number of shares of Common Stock equal to the number of Warrant Shares otherwise issuable upon such exercise of this Warrant, all subject to successive adjustments thereafter from time to time pursuant to and in accordance with the provisions of this Section 4.
                                       ---------

            4.4 Adjustments for Merger or  Consolidation.  In the event that, at
                ----------------------------------------
any time or from time to time after the date hereof, the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other Person, or
(c) sell or transfer all or substantially all of its properties or assets or more than fifty percent (50%) of the voting capital stock of the Company (whether issued and outstanding, newly issued, from treasury, or any combination thereof) to any other person under any plan or arrangement contemplating the consolidation or merger, sale or transfer, or dissolution of the Company, then, in each such case, the Holder, upon the exercise of this Warrant at any time or from time to time after the consummation of such reorganization, consolidation, merger or sale or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Warrant Shares otherwise issuable upon such exercise, the stock and property (including cash) to which the Holder would have been entitled upon the consummation of such consolidation or merger, or sale or transfer, or in connection with such dissolution, as the case may be, if the Holder had exercised this Warrant immediately prior thereto (assuming the payment by the Holder of the Exercise Price therefor as required hereby, which payment shall be included in the assets of the Company for the purposes of determining the amount available for distribution), all subject to successive adjustments thereafter from time to time pursuant to, and in accordance with, the provisions of this Section 4.
                       ---------

            4.5 Continuation of Terms. Upon any  reorganization,  consolidation,
                ---------------------
merger or transfer (and any dissolution following any such transfer) referred to in this Section 4, this Warrant shall continue in full force and effect and the
        ---------
terms hereof shall be applicable to the shares of stock and other securities and property to which the Holder has a right to receive upon the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer or owner of any such stock or other securities and property, including, in the case of any such transfer, the Person acquiring all or substantially all of the properties or assets or more than fifty percent (50%) of the voting capital stock of the Company (whether issued and outstanding, newly issued or from treasury or any combination thereof), whether or not such Person shall have expressly assumed the terms of this Warrant.

            4.6 Certificate as to Adjustments. Upon the occurrence of each event
                -----------------------------
requiring adjustment or readjustment of the Exercise Price and number of Warrant Shares pursuant to this Section 4, this Warrant shall, without any action on the
                        ---------
part of the  Holder,  be  adjusted in  accordance  with this  Section 4, and the
                                                              ---------
Company, at its expense, promptly shall compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to the Holder a certificate setting forth such adjustment or readjustment, showing in reasonable detail the facts and calculations upon which such adjustment or readjustment is based. The Company will forthwith send a copy of each such certificate to the Holder in accordance with Section 10.4 below.
                          ------------

         5.  Registration  Rights.  The  Warrant  Shares  shall be  entitled  to
             --------------------
registration rights and all other rights as applicable to such shares in accordance with that certain Registration

Rights Agreement, dated as of the date hereof, by and among the Company and the other parties thereto.

         6. Notices of Record Date. Upon (a) any establishment by the Company of
            ----------------------
a record date of the holders of Common Stock for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or right or option to acquire securities of the Company, or any other right, or
(b) any capital reorganization, reclassification, recapitalization, merger or consolidation of the Company with or into any other corporation, any transfer of all or substantially all the assets of the Company, or any voluntary or involuntary dissolution, liquidation or winding up of the Company, or the sale, in a single transaction, of more than fifty percent (50%) of the Company's voting capital stock (whether newly issued, or from treasury, or previously issued and then outstanding, or any combination thereof), the Company shall mail to the Holder at least ten (10) Business Days, or such longer period as may be required by law, prior to the applicable record date or effective date, a notice specifying (i) the date established as the record date for the purpose of such dividend, distribution, option or right and a description of such dividend, distribution, option or right, (ii) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up, or sale is expected to become effective and (iii) the date, if any, fixed as to when the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up.

         7. Exchange of Warrant.  Subject to the  provisions of Section 8 hereof
            -------------------                                 ---------
(if and to the extent applicable), this Warrant shall be exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for new Warrants, each registered in the name of the Holder or in the name of such other persons as the Holder may direct (upon payment by the Holder of any applicable transfer taxes). Each of such new Warrants shall be exercisable for such number of Warrant Shares as the Holder shall direct, provided that all of such new Warrants shall represent, in the aggregate, the right to purchase the same number of Warrant Shares and cash, securities or other property, if any, which may be purchased by the Holder upon exercise of this Warrant at the time of its surrender.

         8. Transfer Provisions, etc.
            ------------------------

            8.1  Legends.  Subject to  Section  6.2 of the  Securities  Purchase
                 -------               ------------
Agreement, each certificate representing Warrant Shares issued upon exercise of this Warrant shall bear the following legend:

      "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, REGISTRATION UNDER SAID ACT."

            8.2 Mechanics of Transfer.
                ---------------------

               (a) Any transfer of all or any portion of this Warrant, or of any interest herein, that is otherwise in compliance with applicable law and the Securities Purchase Agreement shall be effected by surrendering this Warrant to the Company at its principal office, together with a duly executed form of assignment, in the form attached as Exhibit 2 hereto.
                                    ---------

               (b) In the event of any transfer of all or any portion of this Warrant in accordance with Section 8.2(a) above, the Company shall issue (i) a
                            --------------
new Warrant to the transferee, representing the right to purchase the number of Warrant Shares, and cash, securities or other property, if any, which were purchasable by the Holder of the transferred portion of this Warrant, and (ii) a new Warrant to the Holder, representing the right to purchase the number of Warrant Shares, and cash, securities or other property, if any, purchasable by the Holder of the balance of this Warrant. Until this Warrant or any portion thereof is transferred on the books of the Company, the Company may treat the Holder as the absolute holder of this Warrant and all right, title and interest therein for all purposes, notwithstanding any notice to the contrary.

            8.3  No  Restrictions  on  Transfer.   Subject  to  compliance  with
                 ------------------------------
applicable securities laws and the Securities Purchase Agreement, this Warrant and any portion hereof, the Warrant Shares and the rights hereunder may be transferred by the Holder in its sole discretion at any time and to any Person or Persons, including, without limitation, Affiliates and affiliated groups of such Holder, without the consent of the Company.

            8.4 Warrant Register. The Company shall keep at its principal office
                ----------------
a register for the registration, and registration of transfers, of the Warrants. The name and address of each Holder of one or more of the Warrants, each transfer thereof and the name and address of each transferee of one or more of the Warrants shall be registered in such register. The Company shall give to any Holder of a Warrant promptly upon request therefor, a complete and correct copy of the names and addresses of all registered Holders of the Warrants.

         9. Lost,  Stolen or Destroyed  Warrant.  Upon receipt by the Company of
            -----------------------------------
evidence satisfactory to the Company of loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of a customary affidavit of the Holder and indemnity agreement, or, in the case of mutilation, upon surrender of this Warrant, the Company at its expense will execute and deliver, or will instruct its transfer agent to execute and deliver, a new Warrant and any such lost, stolen or destroyed Warrant thereupon shall become void.

         10. General.
             -------

            10.1 Authorized Shares,  Reservation of Shares for Issuance.  At all
                 ------------------------------------------------------
times while this Warrant is outstanding, the Company shall maintain its corporate authority to issue, and shall have authorized and reserved for issuance upon exercise of this Warrant, such number of shares of Common Stock and any other capital stock or other securities as shall is necessary to perform its obligations under this Warrant, taking into account any and all adjustments to the Warrant Shares under this Warrant.

            10.2 No Dilution or  Impairment.  The Company will not, by amendment
                 --------------------------
of its Certificate of Incorporation or By-laws or through any reorganization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities, sale or other transfer of any of its assets or properties, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder hereunder against dilution or other impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of Common Stock issuable upon the exercise of this Warrant above the amount payable therefor on such exercise, and (b) will take all action that may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock (and any other capital stock or other securities) upon the exercise of this Warrant.

            10.3 No Rights as  Stockholder.  The Holder shall not be entitled to
                 -------------------------
vote or to receive dividends or to be deemed the holder of the shares of Common Stock that may at any time be issuable upon exercise of this Warrant for any purpose whatsoever, nor shall anything contained herein be construed to confer upon the Holder any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance or reclassification of stock, change of par value or change of stock to no par value, consolidation, merger or conveyance or otherwise), or to receive notice of meetings (except to the extent otherwise provided in this Warrant), or to receive dividends or subscription rights, until the Holder shall have exercised this Warrant and been issued Warrant Shares or other securities in accordance with the provisions hereof.

            10.4   Notices.   All   notices,   requests,   consents   and  other
                   -------
communications hereunder shall be in writing and shall be deemed to have been given if personally delivered or delivered by overnight courier or mailed by first-class registered or certified mail, postage prepaid, return receipt requested, or sent by fax machine, addressed as follows:

                   (a) if to the Company at:

                   BigString Corporation
                   3 Harding Road, Suite F
                   Red Bank, New Jersey 07701
                   Attention: Darin M. Myman
                   Facsimile: (732) 741-2842

                   with copies to:

                   Giordano, Halleran & Ciesla, P.C.
                   125 Half Mile Road  P.O. Box 19
                   Middletown, New Jersey 07748

                   Attention: Paul T. Colella, Esq.
                   Facsimile: (732) 224-6599

               (b) if to the Holder, at the Holder's address appearing in the books maintained by the Company.

         11.  Amendment  and  Waiver.  No  failure  or  delay of the  Holder  in
              ----------------------
exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Holder are cumulative and not exclusive of any rights or remedies which it would otherwise have. The terms of this Warrant may be amended, modified or waived only with the written consent of the Company and the Holder.

         12.  Governing  Law. This Warrant shall be governed by and construed in
              --------------
accordance with the laws of the State of New York, as such laws are applied to contracts entered into and wholly to be performed within the State of New York and without giving effect to any principles of conflicts or choice of law that would result in the application of the laws of any other jurisdiction.

         13.   Covenants  To  Bind   Successor  and  Assigns.   All   covenants,
               ---------------------------------------------
stipulations, promises and agreements in this Warrant contained by or on behalf of the Company shall bind its successors and assigns, whether so expressed or not.

         14.  Severability.  In case any one or more of the provisions contained
              ------------
in this Warrant shall be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         15.  Construction.  The definitions of this Warrant shall apply equally
              ------------
to both the singular and the plural forms of the terms defined. Wherever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The section and paragraph headings used herein are for convenience of reference only, are not part of this Warrant and are not to affect the construction of or be taken into consideration in interpreting this Warrant.

         16. Remedies. The Holder, in addition to being entitled to exercise all
             --------
rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate. In any action or proceeding brought to enforce any provision of this Warrant or where any provision hereof is validly asserted as a defense, the successful party to such action or proceeding shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.


                            [Signature Page Follows]

         IN WITNESS WHEREOF, the Company has executed this Common Stock Purchase Warrant as of the date set forth above.


                           COMPANY:

                           BIGSTRING CORPORATION


                           By:
                                --------------------------------------------
                                Name: Darin M. Myman
                                Title: President and Chief Executive Officer



                [SIGNATURE PAGE TO COMMON STOCK PURCHASE WARRANT]

                                                                       EXHIBIT 1


                                   NOTICE AND
                                  SUBSCRIPTION




To:      BIGSTRING CORPORATION                          Date:
         3 Harding Road, Suite F                             -------------------
         Red Bank, New Jersey 07701


         The undersigned hereby irrevocably elects to exercise the right of purchase represented by the attached Warrant for, and to exercise thereunder,
__________ shares of Common Stock of BIGSTRING CORPORATION, a Delaware corporation, and tenders herewith payment of $__________, representing the aggregate purchase price for such shares based on the price per share provided for in such Warrant. Such payment is being made in accordance with [Section 3(i)] [Section 3(ii)] [Section 3(iii)] [Section 3(iv)] of the attached Warrant.

Please issue a certificate or certificates for such shares of Common Stock in the following name or names and denominations and deliver such certificate or certificates to the person or persons listed below at their respective addresses set forth below:







If said number of shares of Common Stock shall not be all the shares of Common Stock issuable upon exercise of the attached Warrant, a new Warrant is to be issued in the name of the undersigned for the balance remaining of such shares of Common Stock less any fraction of a share of Common Stock paid in cash.

Dated:             ,
       ------------  ----                     ----------------------------------
                                              Signature

                                                                       EXHIBIT 2

                               FORM OF ASSIGNMENT




         For value  received,  __________________________________  hereby sells, assigns and transfers unto __________________ the attached Warrant [a portion of the attached Warrant representing the right to purchase _____, of the total____, shares of Common Stock issuable upon exercise of this Warrant, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ____________________ attorney to transfer said Warrant [said portion of said Warrant] on the books of BIGSTRING CORPORATION, a Delaware corporation, with full power of substitution in the premises.

     If only a portion of the attached Warrant is to be so transferred, a new Warrant is to be issued in the name of the undersigned for the balance of said Warrant.


         The undersigned hereby agrees that it will not sell, assign, or transfer the right, title and interest in and to the Warrant unless applicable federal and state securities laws have been complied with.



Dated:             ,
       ------------  ----                     ----------------------------------
                                              Signature

                                                                       Exhibit D
                                                                       ---------

             Form of Giordano, Halleran & Ciesla, P.C. Legal Opinion


                                    [Omitted]